UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K

                            CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  August 5, 2005

                        ADM TRONICS UNLIMITED, INC.
          (Exact name of registrant as specified in its charter)


          Delaware            000-17629                22-1896032
       (State or other       (Commission              (IRS Employer
        jurisdiction of       File Number)            Identification
        incorporation)                                     No.)



             224-S Pegasus Avenue, Northvale, New Jersey 07647
            (Address of principal executive offices) (Zip Code)


                           (201) 767-6040
                   Registrant's Telephone Number


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).













Item 4.01. 	Changes in Registrant's Certifying Accountants.

On August 5, 2005, ADM Tronics Unlimited, Inc., a Delaware corporation (the "Company"), was advised that, effective as of August 1, 2005, its certifying accountants, Weinick Sanders Leventhal & Co., LLP, ceased operations.

On August 11, 2005, the Company appointed Raich Ende Malter & Company as its certifying accounts to replace Weinick Sanders Leventhal & Co., LLP.

During the Company's fiscal years ended March 31, 2005 and 2004 and the subsequent interim period through August 1, 2005, the Company had no disagreements with Weinick Sanders Leventhal & Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinick Sanders Leventhal & Co., LLP, would have caused it to make reference to the subject matter of the disagreements in its reports for such years.

Weinick Sanders Leventhal & Co., LLP's report on the Company's financial statements for the fiscal year ended March 31, 2005 contained a statement that the Company has suffered recurring losses from operations and has a stockholders' deficiency that raise substantial doubt about the Company's ability to continue as a going concern. Except for the statement discussed in the immediately preceding sentence, Weinick Sanders Leventhal & Co., LLP's report on the Company's financial statements for the fiscal year ended March 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Weinick Sanders Leventhal & Co., LLP's report on the Company's financial statements for the fiscal year ended March 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

A letter addressed to the Securities and Exchange Commission from Weinick Sanders Leventhal & Co., LLP stating that it agrees with the above statement is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

           (c)   Exhibits

            Exhibit No.     Description

            16.1            Letter dated August 11, 2005 from
                            Weinick Sanders Leventhal & Co., LLP
                            regarding change in certifying accountants.









                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ADM Tronics Unlimited, Inc.
                                                By:  /s/ Andre' DiMino
                                              Name:      Andre' DiMino
                                             Title:      President

Dated: August 11, 2005












































August 11, 2005


U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read the statements set forth under Item 4.01 of the Current Report on Form 8-K of ADM Tronics Unlimited, Inc. (Form 8-K) to be filed with the Securities and Exchange Commission on August 11, 2005 and are in agreement with the statements contained therein.

Very truly yours,


/S/ WEINICK SANDERS LEVENTHAL & CO., LLP